EXHIBIT 31.1
CERTIFICATION

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Kirk N. Blackim, the President and Director of Aztec Oil & Gas, Inc. (“Aztec”), certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Aztec Oil & Gas, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Aztec and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)  Designed such disclosure control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c) Evaluated the effectiveness of the Aztec’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in Aztec's internal control over financial reporting that occurred during the Aztec's most recent fiscal quarter (in the case of an annual report, the fourth fiscal quarter) in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Aztec's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Aztec's auditors and to the audit committee of the Aztec's board of directors (or persons performing the equivalent function):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Aztec's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Aztec's internal control over financial reporting.

Dated: January 16, 2007

By: /s/ Kirk N. Blackim
Name: Kirk N. Blackim
Title: President and Director
(Prinipal Executive Officer)